                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 20, 2006
                              (November 14, 2006)

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

         New York                        1-10986                11-2148932
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

   1938 New Highway, Farmingdale, NY                              11735
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(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
                                                           --------------

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          (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [ ] Written communications pursuant to Rule 425 under the Securities
              Act (17 CFR 230.425)

          [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
              (17 CFR 240.14a-12)

          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          MISONIX, INC. (the "Company") and Fleet National Bank, a Bank of
          America Company (the "Bank") are parties to the Loan and Security
          Agreement dated as of January 18, 2002, as amended by Amendment No. 1 to the Loan and Security Agreement dated as of November 12, 2002, as further amended by Amendment No. 2 to the Loan and Security Agreement
          dated June 20, 2003, as further amended by Amendment No. 3 to the Loan and Security Agreement dated as of January 18, 2005, as further amended by Amendment No. 4 to the Loan and Security Agreement dated as of February 18, 2005, as further amended by Amendment No. 5 to the
          Loan and Security Agreement dated as of February 14, 2006, as further amended by Amendment No. 6 to the Loan and Security Agreement dated on or about May 11, 2006 and as further amended by Amendment No. 7 to the
          Loan and Security Agreement dated as of September 12, 2006
          (collectively, the "Agreement").

          On November 14, 2006, the Company and the Bank entered into a letter agreement (the "Waiver Letter") waiving the Company's failure to comply with the financial covenants contained in the Agreement pertaining to (i) the Quick Ratio (as defined in the Agreement)
          required to be maintained at September 30, 2006; (ii) permitting an operating loss in any two consecutive two-quarter period as of
          September 30, 2006; and (iii) the minimum consolidated EBITDA (as defined in the Agreement) required to be maintained at September 30,
          2006.

          The foregoing description of the Waiver Letter is qualified in its entirety by reference to the provisions of the Waiver Letter attached to this report as Exhibit 10(ddd).

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

          Exhibit 10(ddd) Letter Agreement dated November 14, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2006                 MISONIX, INC.

                                        By: /s/ Richard Zaremba
                                            -------------------
                                            Richard Zaremba
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
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 10(ddd)          Letter Agreement dated November 14, 2006